UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

ARC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54226 (Commission File Number)	59-3649554 (IRS Employer Identification No.)

1409 Kinsley Ave., Ste. 2 Orange Park, FL (Address of principal executive offices)	32073 (Zip Code)

Registrant’s telephone number, including area code: (904) 741-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 8 – Other Events

Item 8.01 Other Events.

ARC Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of the relief that has been granted by the Securities and Exchange Commission (the “SEC”) pursuant to the order issued by the SEC on March 25, 2020 under Section 36 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”; such order, “Release No. 34-88465”). Release No. 34-88465 permits a registrant to file certain reports with the SEC up to 45 days after the original due date for the reports if the registrant’s ability to file such reports has been affected by coronavirus disease 2019 (“COVID-19”).

The Company’s business has experienced severe disruptions due to the unprecedented conditions surrounding COVID-19. These disruptions include, but are not limited to, the closure of all of its offices, the termination of several key employees needed to prepare the Company’s financial statements, and compliance with suggested or mandated social quarantining and work from home orders.

The Company plans to file its Annual Report on Form 10-K for the year ended December 31, 2019 by no later than May 15, 2020, which is the date that is 45 days after the original due date for the report.

The Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed under the Exchange Act to include the following risk factor.

The outbreak of coronavirus disease 2019 (“COVID-19”) has had a material adverse impact on our restaurant traffic and, depending on the severity and longevity of the pandemic, may have a material adverse impact on business, financial condition and results of operations.

Since early March 2020, we have experienced a significant decrease in our restaurant traffic due to COVID-19. State and local government agencies throughout the United States have declared a state of emergency and have suggested or mandated social distancing, travel bans and self-quarantine and, more pertinent to our business. These agencies have also mandated that that restaurants may engage in pick-up or delivery services, but may not serve customers inside the restaurant. In some jurisdictions, people have been instructed to shelter in place to reduce the spread of COVID-19. In the event COVID-19 becomes more severe or prolonged, we may be subject to additional restrictions, including the mandatory closure of all of our restaurants and the termination of all services provided by our restaurants for a period of time.

In response to COVID-19 and government mandates and suggestions, we have temporarily closed several of our restaurants and, at those that still remain open, have shifted our operations to consist of only take-out and delivery service. We are attempting to mitigate the affects of COVID-19 on our business. We intend to apply for government assistance being afforded through the recently-enacted Coronavirus Aid, Relief and Economic Security Act and other programs, and have applied for economic injury disaster loans through the U.S. Small Business Administration. However, our efforts to mitigate the effect of COVID-19 on our business may be unsuccessful. In addition, COVID-19 is hampering our ability to comply with our filing obligations with the SEC. At this time, we cannot predict the impact of COVID-19 on our ability to obtain the financing needed to fund our working capital and other requirements. Depending on the severity and longevity of COVID-19, COVID-19 may have a material adverse impact on business, financial condition and results of operations.

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Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are intended to be covered by the safe harbor created thereby. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can provide no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the impact of COVID-19 on our business, the severity and duration of COVID-19, our ability to implement cost containment and business recovery strategies, the effect of COVID-19 on the market price of our common stock, the response of the United States and foreign governments to COVID-19, and the impact of COVID-19 on the United States and global economies. Additional factors that could cause actual results to differ materially from the Company’s expectations are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its other filings and submissions with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. All information set forth in this report is accurate as of the date of this report. Except as required by law, the Company does not intend, and assumes no obligation, to update or revise this information to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC GROUP, INC.

Dated: March 30, 2020	/s/ Alex Andre
Alex Andre
Chief Financial Officer